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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 26, 2001 relating to the consolidated financial statements of Gothic Energy Corporation, which appears in Chesapeake Energy Corporation's Annual Report on Form 10-K/A for the year ended December 31, 2000.



/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP


Tulsa, Oklahoma
August 14, 2001